UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 16, 2009
______________________
Date of Report (Date of earliest event reported)

OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Pinelawn Road
Melville, NY  11747
(Address of principal executive offices)

(631) 962-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act  (17 CFR230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 16, 2009, OSI Pharmaceuticals, Inc. (“OSI”) and Genentech, Inc., a wholly owned member of the Roche Group, announced that the U.S. Food and Drug Administration Oncologic Drugs Advisory Committee voted 12 to one recommending against approval of Tarceva® (erlotinib) for first-line maintenance use in people with advanced or metastatic non-small cell lung cancer whose cancer has not progressed following first-line treatment with platinum-based chemotherapy.   A copy of OSI’s press release, dated December 16, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 22, 2009, OSI provided an update to the preliminary revenue and adjusted earnings per share growth rate guidance provided to investors at OSI’s recent analyst R&D day meeting on December 3, 2009.  A copy of OSI’s press release, dated December 22, 2009, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information in this paragraph of Item 8.01 (including Exhibit 99.2) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

On December 29, 2009, OSI announced that the U.S. Patent & Trademark Office has granted reissue patent RE41,065, replacing Tarceva's composition of matter patent (formerly No.5,747,498).  A copy of OSI’s press release, dated December 29, 2009, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the updated guidance for investors, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for OSI’s ongoing obligations to disclose material information under the federal securities laws, OSI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which OSI competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject various risks and uncertainties, including those set forth in Item 1A, “Risk Factors”, in OSI’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2008, and in its subsequent filings made with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 16, 2009.
99.2	Press Release dated December 22, 2009.
99.3	Press Release dated December 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2010	OSI PHARMACEUTICALS, INC.

	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 16, 2009.
99.2	Press Release dated December 22, 2009.
99.3	Press Release dated December 29, 2009.